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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): November 29, 2007

                             ORION HEALTHCORP, INC.
             (Exact Name of Registrant as Specified in its Charter)

        Delaware                  001-16587                     58-1597246
    (State or Other           (Commission File               (I.R.S. Employer
     Jurisdiction of               Number)                     Identification
      Incorporation)                                              Number)

                        1805 Old Alabama Road, Suite 350
                                Roswell, GA 30076
               (Address of Principal Executive Offices) (Zip Code)

                                 (678) 832-1800
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 3.01       Notice of Delisting.

      (d) Orion HealthCorp, Inc. (the "Company") held a special meeting of stockholders on November 29, 2007. A proposal to amend the Company's certificate of incorporation to provide for a 1-for-2,500 reverse stock split of the Company's Class A Common Stock, immediately followed by a 2,500-for-1 forward stock split of the Company's Class A Common Stock was approved by holders of 90.4% of the Company's Class A Common Stock (including Class A and Class D Common Stock) entitled to vote at the special meeting. Specifically, a total of 117,695,872 shares were voted in favor of the proposal, 18,791 shares were voted against the proposal, and 5,110 shares abstained from voting on the proposal.

                 Following the approval at the special meeting, the Company filed an application with the Securities and Exchange Commission on Form 25 to voluntarily delist the Company's Class A Common Stock from the American Stock Exchange ("AMEX"). The delisting will become effective on December 9, 2007.

                 Additionally, on November 29, 2007, the Company issued a press release regarding the aforementioned special meeting and delisting from AMEX. The press release is attached as Exhibit
                 99.1 to this current report.

Item 9.01.      Financial Statements and Exhibits.

(d) Exhibits - The following exhibits are furnished as part of this current report:

Exhibit       Description
99.1          Copy of press release issued by the Company on November 29, 2007.

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                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ORION HEALTHCORP, INC.


                                            By:   /s/ Terrence L. Bauer
                                                --------------------------------
                                                     Terrence L. Bauer
                                                     Chief Executive Officer



Date:    November 29, 2007

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                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number                   Description of Exhibits
------                   -----------------------

99.1         Copy of press release issued by the Company on November 29, 2007.

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